Credit commitments	12 Months Ended
Dec. 31, 2011
Credit commitments
Credit commitments

15.  Credit commitments

	December 31, 2011
(Millions of dollars)	Consolidated	Machinery and Power Systems	Financial Products
Credit lines available:
Global credit facilities	$8,500	$2,000	$6,500
Other external	4,210	388	3,822
Total credit lines available	12,710	2,388	10,322
Less: Global credit facilities supporting commercial paper	(2,818)	—	(2,818)
Less: Utilized credit	(2,142)	(32)	(2,110)
Available credit	$7,750	$2,356	$5,394

We have three global credit facilities with a syndicate of banks totaling $8.5 billion (Credit Facility) available in the aggregate to both Caterpillar and Cat Financial to support their commercial paper programs in the event those programs become unavailable and for general liquidity purposes.  Based on management’s allocation decision, which can be revised from time to time, the portion of the Credit Facility available to Cat Financial as of December 31, 2011 was $6.5 billion.

•                  The 364-day facility of $2.55 billion expires in September 2012.

•                  The five-year facility of $3.86 billion expires in September 2016.

•                  The four-year facility of $2.09 billion expires in September 2014.

Other consolidated credit lines with banks as of December 31, 2011 totaled $4.21 billion. These committed and uncommitted credit lines, which may be eligible for renewal at various future dates or have no specified expiration date, are used primarily by our subsidiaries for local funding requirements.  Caterpillar or Cat Financial may guarantee subsidiary borrowings under these lines.

At December 31, 2011, Caterpillar’s consolidated net worth was $19.50 billion, which was above the $9.00 billion required under the Credit Facility.  The consolidated net worth is defined as the consolidated stockholder’s equity including preferred stock but excluding the pension and other postretirement benefits balance within Accumulated other comprehensive income (loss).

At December 31, 2011, Cat Financial’s covenant interest coverage ratio was 1.60 to 1.  This is above the 1.15 to 1 minimum ratio calculated as (1) profit excluding income taxes, interest expense and net gain/(loss) from interest rate derivatives to (2) interest expense calculated at the end of each calendar quarter for the rolling four quarter period then most recently ended.

In addition, at December 31, 2011, Cat Financial’s covenant leverage ratio was 7.88 to 1.  This is below the maximum ratio of debt to net worth of 10 to 1, calculated (1) on a monthly basis as the average of the leverage ratios determined on the last day of each of the six preceding calendar months and (2) at each December 31 required by the Credit Facility.

In the event Caterpillar or Cat Financial does not meet one or more of their respective financial covenants under the Credit Facility in the future (and are unable to obtain a consent or waiver), the bank group may terminate the commitments allocated to the party that does not meet its covenants.  Additionally, in such event, certain of Cat Financial’s other lenders under other loan agreements where similar financial covenants or cross default provisions are applicable, may, at their election, choose to pursue remedies under those loan agreements, including accelerating the repayment of outstanding borrowings.  At December 31, 2011, there were no borrowings under the Credit Facility.

In 2010, we entered into a bridge facility commitment letter related to the planned acquisition of Bucyrus. The commitment letter provided for an aggregate principal amount of $8.6 billion under a one-year unsecured term loan credit facility (Bridge Facility). Also in 2010, we entered into a Bridge Loan Agreement that contains the negotiated terms and conditions originally contemplated in the commitment letter.  The Bridge Loan Agreement was terminated on July 8, 2011, to coincide with the closing date of the Bucyrus acquisition. During 2011 we paid $18 million in customary fees and expenses, compared with total payments of $46 million in 2010.